Exhibit 99.1

JUNE 2023 Investor Presentation

2 This presentation contains forward-looking statements that involve risks and uncertainties, including statements regarding the Company’s strategies and the expected impact of their implementation, opportunities for growth and value creation, ability to build, positioning for long-term success, focus on growing and retaining its customer base, ability to embark on the next phase of the Company’s strategy and capitalize on strengths, simplify approach and drive profitability, the ability to provide a compelling opportunity to reach new customers, the potential of new customers and prospects, knowledge of customers and their concerns, customers’ potential value and opportunities for expansion, fit solutions and conversion, ability to target behaviors, prioritization of high-value audiences, expectations regarding shopping behaviors, ability to retain customers, the importance of search channels and social, efficiency of targeted print and digital campaigns, ability to leverage customer purchasing history, first party online interactions, and third party behaviors and demographics, continued digital innovation by way of artificial intelligence, enhanced mobile customer experience, and strategic infrastructure advancements, projections relating to customer care and self-service, conversion rates compared to industry norms, plans for the Company’s single inventory management, Warehouse Management System and PLM and their projected impact, focus on driving asset light model for increased reach and profitability, the ability to leverage expanded digital footprint and drive inventory utilization through third-party marketplace sales, the pursuit of licensing of non-core product offerings to grow brand, minimize capital cost and drive profitability, the pursuit of international growth opportunities through licensees, distributors and other partners to drive global reach in asset light manner, opportunities for growth and value creation, leveraging data and analytics to engage existing and new customers, and the Company’s positioning for long term success. The following important factors and uncertainties, among others, could cause actual results to differ materially from those described in these forward-looking statements: the Company may be unsuccessful in implementing its strategies or the strategies may not have their expected impact, global supply chain challenges in the recent past have resulted in a significant increase in inbound transportation costs and delays in receiving product; further disruption in the Company’s supply chain, including with respect to its distribution centers, third-party manufacturing partners and logistics partners, caused by limits in freight capacity, increases in transportation costs, port congestion, other logistics constraints, and closure of certain manufacturing facilities and production lines due to public health crises and other global economic conditions; the impact of global economic conditions, including inflation, on consumer discretionary spending; the impact of public health crises on operations, customer demand and the Company’s supply chain, as well as its consolidated results of operation, financial position and cash flows; the Company may be unsuccessful in implementing its strategic initiatives, or its initiatives may not have their desired impact on its business; the Company’s ability to obtain additional financing on commercially acceptable terms or at all, including, the condition of the lending and debt markets, as the Company seeks to refinance its term loan; the Company’s ability to offer merchandise and services that customers want to purchase; changes in customer preference from the Company’s branded merchandise; the Company’s results may be materially impacted if tariffs on imports to the United States increase and it is unable to offset the increased costs from current or future tariffs through pricing negotiations with its vendor base, moving production out of countries impacted by the tariffs, passing through a portion of the cost increases to the customer, or other savings opportunities; customers’ use of the Company’s digital platform, including customer acceptance of its efforts to enhance its eCommerce websites, including the Outfitters website; customer response to the Company’s marketing efforts across all types of media; the Company’s maintenance of a robust customer list; the Company’s retail store strategy may be unsuccessful; the Company’s Third Party channel may not develop as planned or have its desired impact; the Company’s dependence on information technology and a failure of information technology systems, including with respect to its eCommerce operations, or an inability to upgrade or adapt its systems; fluctuations and increases in costs of raw materials as well as fluctuations in other production and distribution-related costs; impairment of the Company’s relationships with its vendors; the Company’s failure to maintain the security of customer, employee or company information; the risk of cybersecurity events and their impact on the Company; the Company’s failure to compete effectively in the apparel industry; legal, regulatory, economic and political risks associated with international trade and those markets in which the Company conducts business and sources its merchandise; the Company’s failure to protect or preserve the image of its brands and its intellectual property rights; increases in postage, paper and printing costs; failure by third parties who provide the Company with services in connection with certain aspects of its business to perform their obligations, including the impact of strikes or other labor disruptions; the Company’s failure to timely and effectively obtain shipments of products from its vendors and deliver merchandise to its customers; reliance on promotions and markdowns to encourage customer purchases; the Company’s failure to efficiently manage inventory levels; unseasonal or severe weather conditions; the adverse effect on the Company’s reputation if its independent vendors do not use ethical business practices or comply with applicable laws and regulations; assessments for additional state taxes; incurrence of charges due to impairment of goodwill, other intangible assets and long-lived assets; the impact on the Company’s business of adverse worldwide economic and market conditions, including inflation and other economic factors that negatively impact consumer spending on discretionary items; the stock repurchase program may not be executed to the full extent within its duration due to business or market conditions; the ability of the Company’s principal stockholders to exert substantial influence over the Company; and other risks, uncertainties and factors discussed in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended January 27, 2023. The Company intends the forward-looking statements to speak only as of the time made and does not undertake to update or revise them as moreinformation becomes available, except as required by law. Forward Looking Statements

Lands’ End is an iconic American brand well-positioned for long-term success. We have two profitable, digitally-enabled e-commerce businesses, deep customer relationships and many opportunities for growth and value creation. Key Investment Highlights We have a tremendously loyal customer base with an average tenure of more than 18 years who come back to Lands’ End time and again for our broad product portfolio. The use of our existing buyer file (currently ~7 million customers) enables more tailored product merchandising decisions and customized, automated marketing campaigns enabled by machine learning. Our consumer business reaches consumers where they are: LandsEnd.com, retail stores and online marketplaces including Kohl’s, Amazon, Target and Macy's. Lands’ End Outfitters serves businesses of all sizes and over 4,500 schools across the US. We are a digitally-driven solutions business, leveraging our proprietary data and analytics to engage existing and new-to-brand customers while building on our DTC roots. We have successfully executed on our strategy to drive growth, improve profitability and invest in infrastructure, resulting in the Company realizing operating efficiencies. In the first quarter of 2023, the U.S. consumer digital footprint achieved mid-single digit growth and the overall business delivered 41% year over year growth in Adjusted EBITDA. 2017 – 2021 US e-commerce Revenue CAGR of 7% and adjusted EBITDA CAGR of 20%. 3

4 Own the vacation #1 Online Retailer in women’s swim. #2 Online Retailer in total swim. Source: NPD 12 months through October 31, 2022 Own the weather We offer a 365 day outerwear collection featuring all-weather protection, warm/warmer/warmest designations, and industry-leading value. #6 Online Retailer in coats for the family. Own the fit We drive loyalty and rebuy through tops and bottoms. 40% of our customers wear extended sizes (plus, petite, tall, big & tall, mastectomy and more). Core demographic rates Lands’ End #4 in fit within TrueFit’s network of 10,000 brands. Solutions: Our Competitive Advantage

5 As we embark on the next phase of our strategy, we aim to capitalize on our strengths, simplify our approach and drive profitability. Our merchandising strategy is focused on growing key items, categories and franchises: We lead with a digitally-native culture and approach. Product Digital Customer Focused on Three Strategic Pillars Swimwear Outerwear Bottoms School/Business Uniforms 94% of our business is done online. We leverage data to attract and retain customers. We leverage AI to inform decision-making Our conversion rate is consistently greater than 2x apparel industry norms. We are focused on growing and retaining our loyal customer base of ~7 million. Our average customer has shopped with our brand for more than 18 years.

6 Women 30% Men 17% Swim 19% Kids 4% Home 9% Outerwear 14% Footwear & Accessories 7% We meet our customers where they are and serve the whole family. US eCommerce 61% Retail 3% Outfitters 17% Third Party 8% Kohl’s, Target, Amazon and others International eCommerce 11% Our Business US eCommerce Product Splits. All figures based on 2022 performance.

Differentiation with B2B Offering







School Uniform

4,500 schools currently partnering with Lands' End across the US.

~12% of US private school market.

Full range of school uniform items available.

Small & Mid-sized Businesses

150,000 accounts currently partnering with Lands' End across the US with 22,000 unique online storefronts.

Focus on business uniforms and other customized, company-branded goods such as luggage, drinkware, stationery and leisure products.

National Accounts

Collaborating with large businesses to deliver high quality uniform solutions under multi-year contracts.

CHASE American Airlines AVIS KwikTrip

Hampton Santander cox LG CAT

Lands' End Outfitters provides **a compelling opportunity to reach new customers.**

LANDS' END

7

Our existing customers are extremely valuable to Lands’ End. Our new customers and prospects have high potential. 80% female Average age 60 College educated More affluent Married and more likely to have children at home Household income +209% vs. US population Existing customers spend +100% more in a year than new-to-brand customers. 73% female Average age 50 College educated Affluent More than half are single Less than half have children at home Fit is absolutely critical to this customer as their changing body is a primary concern. Customer Attribute Source: Acxiom, addressable US population FY 2022 8 As a digital company, we target behaviors, not specific demographics. We prioritize high-value audiences rather than broad ones. We Know Our Customers

We Know Our Customers Leveraging our data to prioritize high-value customer cohorts. 9 Our evolved approach of focusing on behaviors, rather than demographics, enables us to define, prioritize, reach and cater to the customers that matter most, while expanding our customer base over time. • Largest cohort of existing base and prospects • Know what works for them ▪ Solutions-oriented dresser ▪ Prefer classic styles; often wear the same thing ▪ Value quality over trends • Shop primarily on necessity 2- 3x/year • Second largest cohort of existing base and prospects • Discovering and refining their style as an ongoing journey ▪ What fits their current moment in life ▪ Gravitate toward comfort and quality ▪ Value brand story and ethos • Have potential: spend more than Resolvers • Smaller cohort, typically more trend driven and brand agnostic • Embrace what feels right in the moment, fast evolution, freedom ▪ Value accessibility to latest trends ▪ Define value in terms of price ▪ Disregard style rules • Secondary target: Capture via selective collections and trends RESOLVERS EVOLVERS PLAYERS

Lands’ End shows up when the customer is ready to buy. New customers are primarily acquired via search channels. We retain her with relevant contacts such as catalogs and connected digital campaigns. Social is increasingly important to all customer segments at all points in the funnel. 10 90% of our marketing campaigns are engineered by Artificial Intelligence. We leverage: - Our deep customer purchase history. - First-party online interactions. - Third-party behaviors and demographics. CONSUMER-LED We drive highly efficient, targeted print and digital campaigns. RESPONSIVE We Know How to Meet and Keep Our Customers

Continued Digital Innovation 11 ✓ Target gross profit optimization through continued build-out of Dynamic Promo. ✓ Drive cross-category shopping by interpretation of “next product to buy.” ✓ Integration of SKU optimization, demand forecasting and promotion planning. Application of Artificial Intelligence ✓ Enabling single inventory management. ✓ Implementing multi-phase Warehouse Management System. ✓ Improving concept-to-customer timelines with planned new PLM and product development calendars. Strategic Infrastructure Advancements ✓ Easy order management – one click checkout, alternative payment options, easy returns. ✓ By 2025, 50% customer care to be self-service. ✓ Influencer-driven shoppable Instagram site. Enhancing customer experience LandsEnd.com converts at greater than 2x apparel industry norms.

LEVERAGING MARKETPLACES ✓ Leveraging expanded digital footprint and driving inventory utilization with product sold through Kohls.com, Amazon, Macys.com and Target.com. ✓ 75% of marketplace customers new to brand or reacquired after 5+ years. GROWING LICENSING ✓ Growing licensing of non-core product offerings to expand brand, minimize capital cost and drive profitability. ✓ Recently entered into licenses with third parties to broadly distribute Lands' End footwear and offer Lands' End products in Costco channel. INTERNATIONAL EXPANSION ✓ Pursuing international growth opportunities though licensees, distributors and other partners to drive global reach in asset light manner. Focused on driving asset light model for increased reach and profitability. 12

Global Customer File Our global eCommerce existing buyer file stabilized in the first quarter of 2023 as customers came back to rebuy driven by vacation solutions products. 4.3M Existing 1.1M New to Brand 5.4M Total FY2016 4.6M Existing 1.3M New to Brand 5.8M Total FY2017 4.8M Existing 1.4M New to Brand 6.2M Total FY2018 4.9M Existing 1.5M New to Brand 6.3M Total FY2019 4.9M Existing 1.8M New to Brand 6.7M Total FY2020 5.2M Existing 1.9M New to Brand 7.1M Total FY2021 13 5.0M Existing 1.5M New to Brand 0.4M Market Place NTB FY2022 * Includes New to Brand in Marketplace Channel 6.9M Total*

14 FY 2017 FY 2019 FY 2021 FY 2022 $1.41B Total $171M Retail $259M Outfitters $179M International eCommerce $798M US eCommerce $1.64B Total $47M Retail $87M Third Party $254M Outfitters $222M International eCommerce $1.03B US eCommerce $1.56B Total $48M Retail $119M Third Party $266M Outfitters $167M International eCommerce $956M US eCommerce $1.45B Total $59M Retail $286M Outfitters $182M International eCommerce $910M US eCommerce $14M Third Party $58M Adjusted EBITDA $28M Net Income $78M Adjusted EBITDA $19M Net Income $121M Adjusted EBITDA $33M Net Income $71M Adjusted EBITDA Historical Revenue Performance Historical Profitability Performance Financial Profile FY 2017 FY 2019 FY 2021 FY 2022 See Appendix for reconciliation of Adjusted EBITDA to Net Income. $(13)M Net Loss FY 2020 $87M Adjusted EBITDA $11M Net Income $1.43B Total $28M Retail $40M Third Party $174M Outfitters $224M International eCommerce $962M US eCommerce FY 2020

15 $319M Historical Revenue Performance Historical Inventory Balances First Quarter Financial Profile* 2019 2021 2022 2023 $310M $437M $376M 2019 2021 2022 2023 $394M $304M $321M $262M Historical Profitability Performance 2019 2021 2022 2023 $3M Adjusted EBITDA $23M Adjusted EBITDA Historical Net Debt and ABL Balances $125M ABL $100M ABL $371M Total $246M Net Debt $235M Net Debt $257M Net Debt $385M Net Debt $335M Total $257M Total $385M Total 2019 2021 2022 2023 *Excludes 2020 due to Covid Pandemic See Appendix for reconciliation of Adjusted EBITDA to Net Income. $14M Adjusted EBITDA $20M Adjusted EBITDA $(7)M Net Loss $(2)M Net Loss $(2)M Net Loss $3M Net Income

Lands’ End is an iconic American brand well-positioned for long-term success. We have two profitable, digitally-enabled e-commerce businesses, deep customer relationships and many opportunities for growth and value creation. Key Investment Highlights We have a tremendously loyal customer base with an average tenure of more than 18 years who come back to Lands’ End time and again for our broad product portfolio. The use of our existing buyer file (currently ~7 million customers) enables more tailored product merchandising decisions and customized, automated marketing campaigns enabled by machine learning. Our consumer business reaches consumers where they are: LandsEnd.com, retail stores and online marketplaces including Kohl’s, Amazon, Target and Macy's. Lands’ End Outfitters serves businesses of all sizes and over 4,500 schools across the US. We are a digitally-driven solutions business, leveraging our proprietary data and analytics to engage existing and new-to-brand customers while building on our DTC roots. We have successfully executed on our strategy to drive growth, improve profitability and invest in infrastructure, resulting in the Company realizing operating efficiencies. In the first quarter of 2023, the U.S. consumer digital footprint achieved mid-single digit growth and the overall business delivered 41% year over year growth in Adjusted EBITDA. 2017 – 2021 US e-commerce Revenue CAGR of 7% and adjusted EBITDA CAGR of 20%. 16

APPENDIX

18 Full Year Reconciliation of Non-GAAP Measures (in millions) FY 2017 FY 2019 FY 2020 FY 2021 FY 2022 Net Income/ (loss) $28.2 $19.3 $10.8 $33.4 $(12.5) Taxes (27.7) 2.1 1.8 12.6 (2.2) Interest 25.9 26.0 27.8 34.4 39.8 Depreciation 24.9 31.1 37.3 39.2 38.7 Other Adjustments 7.0 (0.6) 9.3 1.3 6.7 Adjusted EBITDA $58.3 $77.9 $87.0 $120.9 $70.5

19 First Quarter Reconciliation of Non-GAAP Measures (in millions) 1Q 2019 1Q 2021 1Q 2022 1Q 2023 Net Income/ (loss) $(6.8) $2.6 $(2.4) $(1.7) Taxes (4.9) 0.3 (1.7) (0.5) Interest 7.8 9.1 8.2 12.3 Depreciation 7.6 9.9 9.6 9.3 Other Adjustments (0.7) 0.6 0.1 0.1 Adjusted EBITDA $3.0 $22.5 $13.8 $19.5